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Scudder Variable Series II


o    SVS INVESCO Dynamic Growth Portfolio


Supplement to the currently effective prospectuses


SVS INVESCO Dynamic Growth Portfolio

The following supplements the "Portfolio Subadvisors" section of the prospectuses concerning the portfolio.

On September 7, 2004, AMVESCAP PLC ("AMVESCAP"), the parent company of INVESCO Funds Group, Inc. ("IFG"), the former subadvisor to the portfolio, announced that IFG had reached agreements in principle with the Attorney General of the State of Colorado ("COAG"), the Office of the Attorney General of the State of New York ("NYAG") and the staff of the SEC to resolve civil enforcement actions and investigations related to market timing activity in the INVESCO Funds. All of the agreements are subject to preparation and signing of final settlement documents. The SEC agreements also are subject to approval by the full Commission. Additionally, the Secretary of State of the State of Georgia is agreeable to the resolutions with other regulators.

Under the terms of the agreements, IFG will pay a total of $325 million, of which $110 million is civil penalties. It is expected that the final settlement documents will provide that the total settlement payments by IFG will be available to compensate shareholders of the INVESCO Funds harmed by market timing activity, as determined by an independent distribution consultant to be appointed under the settlements. The agreements will also commit IFG and the INVESCO Funds to a range of corporate governance reforms. Under the agreements with the NYAG and COAG, management fees on the INVESCO Funds will be reduced by $15 million per year for the next five years. IFG will also make other settlement-related payments required by the State of Colorado.

None of the costs of the settlements will be borne by the INVESCO Funds or by shareholders.

On August 31, 2004, the SEC announced settled enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG's sales department. The SEC alleged that Messrs. Miller, Kolbe and Legoski violated Federal securities laws by facilitating widespread market timing trading in certain INVESCO Funds in contravention of those Funds' public disclosures. As part of such settlement, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, and further prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively. The SEC also prohibited Mr. Legoski from associating with a broker or dealer for a period of one year. The status of Raymond R. Cunningham (former Chief Executive Officer of IFG) remains unresolved at this date.

As a result of the matters discussed above, investors in the portfolio might react by redeeming their investments. This might require the portfolio to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the portfolio.




               Please Retain This Supplement for Future Reference



September 17, 2004